Dreyfus
Premier NexTech
Fund
ANNUAL REPORT April 30, 2001
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 Contents

                                 THE FUND
--------------------------------------------------
                             2   Letter from the President
                             3   Discussion of Fund Performance
                             6   Fund Performance
                             8   Statement of Investments
                            12   Statement of Assets and Liabilities
                            13   Statement of Operations
                            14   Statement of Changes in Net Assets
                            16   Financial Highlights
                            17   Notes to Financial Statements
                            23   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                                   NexTech Fund
LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Premier NexTech Fund covers the period from the fund's inception on June 26, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

The reporting period was highly challenging for the stock market, especially technology stocks. Indeed, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. The technology-laden Nasdaq Composite Index declined considerably.

In our view, these results indicate the importance of diversifying among different types of investments and within an asset class. We believe that an individual fund investing primarily in technology stocks should supplement a well-diversified portfolio and that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001

DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier NexTech Fund perform relative to its benchmark?

For the period from the fund's inception on June 26, 2000 to April 30, 2001, the fund produced total returns of -52.56% for its Class A shares, -52.88% for its Class B shares, -52.88% for its Class C shares and -52.56% for its Class T shares.(1) In comparison, the fund's benchmark, the Nasdaq Composite Index, produced a total return of -46.54% for the period from June 30, 2000 to April 30, 2001.(2)

We are disappointed with the fund's relative and absolute performance in an extremely difficult investment environment. The fund's relative underperformance can be attributed primarily to the fact that the fund's benchmark is composed of industry sectors other than technology while the fund focused on companies that generate revenue through new technology. Since the fund's inception, technology stocks have increasingly fallen out of favor among investors, thereby affecting both the fund's relative and absolute performance. Nonetheless, we remain optimistic about the fund's long-term prospects. In our view, over the next three to five years, technology companies can produce high growth rates that help drive the U.S. economy.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in stocks of growth companies that we have or will have the potential to become leading producers or beneficiaries of technological innovation. The fund generally holds between 30 and 40 securities in specialized technology sectors, and has no restrictions on the size of the companies in which it can invest.

Among the specific high-tech sectors we currently evaluate for the fund are optical communications equipment and components, wired and wireless
communications   services,   equipment   and   component  suppliers,
                                                                        The Fund
data storage devices and networks, computer hardware and software, and semiconductors. The fund also seeks to participate in the initial public offerings of companies in these sectors. Some companies whose shares are purchased during an IPO will likely be sold shortly after their purchase. In addition, we may invest up to 25% of the fund's assets in foreign securities and up to an aggregate of 10% of its assets in private equity securities of venture capital companies and in venture capital funds.

In choosing investments, we look for emerging technology sectors that we believe may outperform on a relative scale. Although we look for companies that we believe have the potential for good earnings growth rates, some of the fund's investments may be in companies that are currently experiencing losses.

What other factors influenced the fund's performance?

The fund was adversely influenced by the "tech wreck" that roiled the financial markets. Just before fund operations commenced, technology stocks had just begun to decline from the lofty valuations they had achieved. Although "the bloom was off the rose" as far as valuations were concerned, we believed that most investors continued to view the technology area' s business fundamentals positively. Advances in wireless communications, data storage and Internet infrastructure promised to further improve the productivity of businesses worldwide.

Economic conditions began to deteriorate, however, during the second half of 2000. Largely in response to higher interest rates, the U.S. economy slowed to an anemic 1.0% growth rate during the fourth quarter, leading to a sharp deterioration of business fundamentals. Faced with the likelihood of lower revenues and profits, many U.S. and global companies cut back drastically on technology purchases. As a result, technology sales and stock prices plummeted during late 2000 and early 2001.

In this environment, we maintained our focus on the long-term prospects of technology companies that we believe will benefit from future advances. These include storage providers such as Brocade Communications Systems and Emulex, which we expect to benefit from business and consumers' ongoing need to archive large amounts of data. Manufacturers of optical communications lines and equipment, such as JDS Uniphase, should prosper if the build-out of high-speed communications infrastructure resumes. Finally, we held stocks of semiconductor capital equipment companies on the expectation that they can profit from significant changes in chip manufacturing.

At the same time, we have attempted to protect the fund's assets by maintaining larger cash reserves than usual. We have also offset some of our holdings' declines by "selling short" stocks that we believed were particularly vulnerable to market weakness. Short selling is an investment technique that potentially produces profits from falling stock prices.

What is the fund's current strategy?

Our strategy remains the same as it has been since the fund's inception. In our view, recent market events confirm that technology stocks are "cyclical" investments, i.e., they are affected by economic changes over the near term. In our opinion, the technology group's fundamentals should improve when the economy begins to recover. Of course, there is no way to accurately predict when this will occur.

In addition, we believe that the valuations of many technology stocks have declined to levels where we believe they should be. Our analyses suggest that, given their expected long-term growth rates, many of these companies deserve higher valuations. That said, shareholders can expect technology stocks to continue to experience high levels of volatility.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: BLOOMBERG L.P. -- THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY AFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 5,300 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.
                                                                        The Fund

FUND PERFORMANCE
EXHIBIT A

Comparison of change in value of $10,000 investment in Dreyfus Premier NexTech Fund Class A shares, Class B shares, Class C shares, and Class T shares and the NASDAQ Composite Index
((+))  SOURCE: BLOOMBERG L.P.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER NEXTECH FUND (THE "FUND") ON 6/26/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE NASDAQ COMPOSITE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/00 IS USED AS THE BEGINNING VALUE ON 6/26/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.
THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE NASDAQ COMPOSITE INDEX MEASURES ALL NASDAQ STOCKS LISTED ON THE NASDAQ STOCK MARKET, INC. THE INDEX, UNLIKE THE FUND, IS A BROAD-BASED MARKET-VALUE WEIGHTED INDEX FOR SECURITIES OF MORE THAN 5,000 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES. THE INDEX DOES NOT TAKE ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


Actual Aggregate Total Returns AS OF 4/30/01
                                                         Inception     From
                                                           Date      Inception
--------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                         6/26/00    -55.28%
WITHOUT SALES CHARGE                                      6/26/00    -52.56%
CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                   6/26/00    -54.76%
WITHOUT REDEMPTION                                        6/26/00    -52.88%
CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                6/26/00    -53.35%
WITHOUT REDEMPTION                                        6/26/00    -52.88%
CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                       6/26/00    -54.70%
WITHOUT SALES CHARGE                                      6/26/00    -52.56%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.
((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.
                                                                        The Fund



STATEMENT OF INVESTMENTS
April 30, 2001
Common Stocks--88.3%                                        Shares        Value ($)
Data Storage--12.1%
Brocade Communications Systems                             200,000 a     7,598,000
Emulex                                                     200,000 a     7,182,000
QLogic                                                     125,000 a     5,361,250
                                                                        20,141,250
Internet--5.5%
eBay                                                       125,000 a     6,310,000
VeriSign                                                    55,000 a     2,820,400
                                                                         9,130,400
Networking--2.1%
Juniper Networks                                            60,000 a     3,541,800
Semiconductors--23.2%
ARM Holdings, ADR                                          500,000 a     7,850,000
Centillium Communications                                  130,000 a     3,614,000
GlobeSpan                                                  200,000 a     4,400,000
Microchip Technology                                       200,000 a     5,786,000
NVIDIA                                                      80,000 a     6,664,000

PMC-Sierra                                                 135,000  a    5,622,750
Xilinx                                                     100,000 a     4,747,000
                                                                        38,683,750
Semiconductor Equipment--13.2%
ASM Lithography Holding                                    275,000 a     7,444,250
Brooks Automation                                          100,000 a     6,261,000
KLA-Tencor                                                 150,000 a     8,244,000
                                                                        21,949,250
Software--17.4%
Adobe Systems                                              100,000       4,492,000
BEA Systems                                                175,000 a     7,148,750
Check Point Software Technologies                          100,000 a     6,273,000
Mercury Interactive                                         75,000 a     4,961,250
Netegrity                                                  150,000 a     5,998,500
                                                                        28,873,500

COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
--------------------------------------------------------------------------------
Telecommunication Equipment--14.8%
AudioCodes, ADR                                            475,000 a     4,009,000
Ciena                                                       71,100 a     3,914,765
Comverse Technology                                        115,000 a     7,877,500
Qualcomm                                                    50,000 a     2,868,000
RF Micro Devices                                           200,000 a     5,876,000
                                                                        24,545,265
Total Common Stocks
  (cost $150,948,573)                                                  146,865,215
------------------------------------------------------------------------------------


Preferred Stocks--3.0%
------------------------------------------------------------------------------------
Telecommunication/Equipment;
AXSUN Technologies Ser. C, Conv.
  (cost $5,000,000)                                        428,449 d     5,000,000
------------------------------------------------------------------------------------

                                    Principal
Corporate Bonds--1.6%                                    Amount ($)       Value ($)
------------------------------------------------------------------------------------
Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 7/15/2005
  (cost $4,000,000)                                      4,000,000 b     2,662,520

                                                                          The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
                                                         Principal
SHORT-TERM INVESTMENTS--5.1%                            Amount ($)        Value ($)
--------------------------------------------------------------------------------
U.S. Treasury Bills:
4.82%, 5/10/2001                                         7,700,000 c     7,690,375
3.80%, 7/12/2001                                            22,000          21,835
3.72%, 7/26/2001                                           715,000         708,544
Total Short-Term Investments
  (cost $8,421,200)                                                      8,420,754
------------------------------------------------------------------------------------

Total Investments (cost $168,369,773)                           98.0%  162,948,489
Cash and Receivables (Net)                                       2.0%    3,393,761

Net Assets                                                     100.0%  166,342,250

a     Non-income producing.

b Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, this security amounted to $2,662,520 or approximately 1.6% of net assets.

c     Partially held by brokers as collateral for open short positions.

d     Security restricted to public resale:



                  Net
                                 Acquisition   Purchase   Assets
Issuer                                  Date  Price ($)      (%)     Valuation ($)+
--------------------------------------------------------------------------------------
AXSUN Technologies Ser. C, Conv.    1/3/2001     $11.67     3.0%             cost
+ The  valuation of this  security has been  determined  in good faith under the direction of the Board of Trustees.

See notes to financial statements.


STATEMENT OF SECURITIES SOLD SHORT
April 30, 2001

Common Stocks                                               Shares        Value ($)
Nasdaq 100 Shares
  (proceeds $3,296,840)                                     75,000       3,467,250
See notes to financial statements.
--------------------------------------------------------------------------------------
                                                                        The Fund


STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
                                                                 Cost          Value
--------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments    168,369,773   162,948,489
Cash                                                                         771,273
Receivable for investment securities sold                                  5,198,468
Receivable from brokers for proceeds on securities sold short              3,296,840
Receivable for shares of Beneficial Interest subscribed                      433,124
Interest receivable                                                           67,370
Prepaid expenses and other assets                                             58,165
                                                                         172,773,729
--------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                305,728
Securities sold short, at value
  (proceeds $3,296,840)--see statement of securities sold short            3,467,250
Payable for investment securities purchased                                2,275,021
Payable for shares of Beneficial Interest redeemed                            72,723
Accrued expenses and other liabilities                                       310,757
                                                                           6,431,479
--------------------------------------------------------------------------------------
Net Assets ($)                                                           166,342,250
--------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                          374,395,189
Accumulated net realized gain (loss) on investments
  and securities sold short                                             (202,461,245)
Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short--Note 4(b)                     (5,591,694)
--------------------------------------------------------------------------------------
Net Assets ($)                                                           166,342,250
--------------------------------------------------------------------------------------
Net Asset Value Per Share
                                   Class A       Class B       Class C       Class T
--------------------------------------------------------------------------------------
Net Assets ($)                   64,380,118    71,381,299   26,805,462     3,775,371
Shares Outstanding               10,846,026    12,112,262    4,547,101       636,903
--------------------------------------------------------------------------------------
Net Asset Value Per Share ($)          5.94          5.89         5.90          5.93

See notes to financial statements.




STATEMENT OF OPERATIONS
From June 26, 2000 (commencement of operations) to April 30, 2001

Investment Income ($):
Interest income                                                           2,693,662
Expenses:
Management fee--Note 3(a)                                                 3,131,108
Distribution fees--Note 3(b)                                                943,930
Shareholder servicing costs--Note 3(c)                                      816,531
Registration fees                                                           148,456
Professional fees                                                            39,494
Prospectus and shareholders' reports                                         28,641
Custodian fees--Note 3(c)                                                    28,294
Trustees' fees and expenses--Note 3(d)                                       17,892
Interest--Note 2                                                              1,737
Miscellaneous                                                                57,621
Total Expenses                                                            5,213,704
Investment (Loss)                                                        (2,520,042)
--------------------------------------------------------------------------------------

Realized and  Unrealized  Gain (Loss) on  Investments--Note  4 ($):
Net realized gain (loss) on investments:
  Long transactions                                                    (202,267,590)
  Short sale transactions                                                  (193,655)
Net Realized Gain (Loss)                                               (202,461,245)
Net unrealized appreciation (depreciation) on investments                (5,591,694)
Net Realized and Unrealized Gain (Loss) on Investments                 (208,052,939)
Net (Decrease) in Net Assets Resulting from Operations                 (210,572,981)

See notes to financial statements.
                                                                           The Fund




STATEMENT OF CHANGES IN NET ASSETS
From June 26, 2000 (commencement of operations) to April 30, 2001
--------------------------------------------------------------------------------
Operations ($):
Investment (loss)                                                       (2,520,042)
Net realized gain (loss) on investments                               (202,461,245)
Net unrealized appreciation (depreciation) on investments               (5,591,694)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                           (210,572,981)
--------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                                         188,539,348
Class B shares                                                         178,165,424
Class C shares                                                          71,847,011
Class T shares                                                          11,027,439
Cost of shares redeemed:
Class A shares                                                         (45,064,414)
Class B shares                                                         (16,725,126)
Class C shares                                                          (9,230,708)
Class T shares                                                          (1,743,743)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                                     376,815,231
Total Increase (Decrease) in Net Assets                                166,242,250
--------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                                        100,000
End of Period                                                          166,342,250

See notes to financial statements.




Capital Share Transactions:
Class A
Shares sold                                                             16,419,876
Shares redeemed                                                         (5,575,850)
Net Increase (Decrease) in Shares Outstanding                           10,844,026
--------------------------------------------------------------------------------------
Class B
Shares sold                                                             14,186,305
Shares redeemed                                                         (2,076,043)
Net Increase (Decrease) in Shares Outstanding                           12,110,262
--------------------------------------------------------------------------------------
Class C
Shares sold                                                              5,698,924
Shares redeemed                                                         (1,153,823)
Net Increase (Decrease) in Shares Outstanding                            4,545,101
--------------------------------------------------------------------------------------
Class T
Shares sold                                                                860,482
Shares redeemed                                                           (225,579)
Net Increase (Decrease) in Shares Outstanding                              634,903

See notes to financial statements.

The Fund



FINANCIAL HIGHLIGHTS
The  following  table  describes  the  performance  for each share class for the period  from  June  26, 2000 (commencement of operations) to April 30, 2001. All information  (except  portfolio  turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have  increased (or decreased) during the period assuming you had reinvested all dividends  and  distributions.  These  figures have been derived from the fund's financial statements.
                                           Class A    Class B    Class C    Class T
                                            Shares     Shares     Shares     Shares
--------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period         12.50      12.50      12.50      12.50
Investment Operations:
Investment (loss)--net a                      (.06)      (.13)      (.13)      (.09)
Net realized and unrealized gain (loss)
  on investments                             (6.50)     (6.48)     (6.47)     (6.48)
Total from Investment Operations             (6.56)     (6.61)     (6.60)     (6.57)
Net asset value, end of period                5.94       5.89       5.90       5.93
--------------------------------------------------------------------------------------
Total Return (%) b,c                        (52.56)    (52.88)    (52.88)    (52.56)
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets c     1.72       2.37       2.37       1.97
Ratio of net investment (loss)
  to average net assets c                     (.62)     (1.28)     (1.29)      (.88)
Portfolio Turnover Rate c                   374.55     374.55     374.55     374.55
--------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)       64,380     71,381     26,805      3,775

a  Based on average shares outstanding at each month end.
b  Exclusive of sales charge.
c  Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
Dreyfus Premier Opportunity Funds (the "Company") had no operations until June 26, 2000 (commencement of operations) other than matters relating to its organization and registration as a diversified open-end management investment company under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933 and the sale and issuance of 2,000 shares of Beneficial Interest ("Initial Shares") of each of Class A, Class B, Class C and Class T, respectively, of the Dreyfus Premier NexTech Fund (the "fund") to The Dreyfus Corporation (the "Manager"). The Company operates as a series company currently offering two series. The fund's investment objective is capital appreciation. The Manager serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares.

The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis. Prior to the commencement of operations on June 26, 2000, the fund incurred organization costs of approximately $179,000.
                                                                        The Fund

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $27,088 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $10,922,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

                                                                        The Fund

During the period ended April 30, 2001, as a result of permanent book to tax differences, the fund reclassed the current year investment loss of $2,520,042 to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:
The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 2001 was approximately $40,800 with a related weighted average annualized interest rate of 4.96%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the fund's average daily net assets and is payable monthly. After the funds first year of operations, it may vary from .50% to 2.50% depending on the fund's performance compared to the
NASDAQ    Composite    Index.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $672,295, $257,108 and $14,527 respectively, pursuant to the Plan.

(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $197,524, $224,098, $85,703 and $14,527, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $221,481 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $28,294 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if

                                                                        The Fund
any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended April 30, 2001, the fund incurred total brokerage commissions of $303,493, of which $54,704 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The following summarizes the amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended April 30, 2001:
                                      Purchases ($)       Sales ($)
--------------------------------------------------------------------------------
Long transactions                     1,061,437,740    699,271,817
Short sale transactions                 438,241,041    441,344,226
     TOTAL                            1,499,678,781  1,140,616,043

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at April 30, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At April 30, 2001, the cost of investments for Federal income tax purposes was $211,721,397; accordingly, accumulated net unrealized depreciation on investments and securities sold short was $49,161,332, consisting of $15,860,847 gross unrealized appreciation and $65,022,179 gross unrealized depreciation.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier NexTech Fund
We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Premier NexTech Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of April 30, 2001, and the related statements of operations and changes in net assets and financial highlights for the period from June 26, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier NexTech Fund at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 26, 2000 to April 30, 2001, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
New York, New York
June 11, 2001
                                                                        The Fund

NOTES

                                                           For More Information
Dreyfus Premier NexTech Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:
BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  505AR0401